04:21:12 PM                                             EXHIBIT 99. 6


                      MBNA MASTER CREDIT CARD TRUST 93-2

                           KEY PERFORMANCE FACTORS
                                      June, 1996



        Scheduled Maturity                                        1/15/97


        Coupon                                                    5.6500%


        Excess Protection Level
          3 Month Average                                           7.85%
        June, 1996                                                  8.45%
        May, 1996                                                   7.66%
        April, 1996                                                 7.44%


        Cash Yield                                                 20.53%


        Investor Charge Offs                                        4.30%


        Base Rate                                                   7.77%


        Over 35 Day Delinquency                                     4.25%


        Seller's Interest                                          21.46%


        Total Payment Rate                                         10.32%


        Total Principal Balance                         $8,997,920,307.50


        Investor Participation Amount                     $583,333,333.35


        Seller Participation Amount                     $1,931,253,640.81